UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2014

THE HOWARD HUGHES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34856 (Commission File Number)	36-4673192 (I.R.S. Employer Identification No.)

One Galleria Tower
13355 Noel Road, 22nd Floor
Dallas, Texas 75240
(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 741-7744

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

The information contained in this Current Report pursuant to this “Item 2.02 Results of Operations and Financial Condition” is being furnished. This information shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section or shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, unless specifically identified therein as being incorporated by reference.

On August 7, 2014, The Howard Hughes Corporation (the “Company”) issued a press release announcing the Company’s financial results for the second quarter ended June 30, 2014. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated August 7, 2014 announcing the Company’s financial results for the second quarter ended June 30, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOWARD HUGHES CORPORATION

By:	/s/ Peter F. Riley
Peter F. Riley
Senior Vice President, Secretary and General Counsel

Date: August 7, 2014

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